Exhibit 19
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
                       Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                12/14/00 11:32 AM
Investor Reporting System  v2.7     Monthly Statement                                     11/00 Activity
----------------------------------------------------------------------------

 Principal Receivables                               FCARC                           Investor
                                                     -------------------             -------------------
  Beginning Principal Receivables                        $5,415,840,786.94              $2,510,000,000.00
   Current Floating Allocation Pct.                            68.33143552%                   31.66856448%

  Total Adj. Principal Collections                       $2,003,453,760.25                $928,511,220.33

  Principal Default Amounts                                          $0.00                          $0.00
   As a Percentage of Collections                               0.00000000%                    0.00000000%

  Monthly Principal Amortized                                                                       $0.00

  Ending Principal Receivables                           $4,674,701,137.78              $2,510,000,000.00
   New Floating Allocation Pct.                                65.06465681%                   34.93534319%

 Interest Collections                                FCARC                           Investor
                                                     -------------------             -------------------
  Total Interest Collections                                 $49,309,910.77                 $22,852,938.43
-------------------------------------------------------------------------------

 Early Amortization Triggered?                                                       Yes              No
                                                                                     ---              --
  1.  Breach of covenants or agreements made in the                                                    x
      PSA and uncured for 45 days
  2.  Breach of any representation or warranty made                                                    x
      in the PSA and uncured for 60 days
  3.  Bankruptcy, insolvency or receivership of FMCC,                                                  x
      FCARC, or Ford
  4.  FCARC is an investment company within the                                                        x
      meaning of the ICA of 1940
  5.  Failure of FCARC to convey Receivables pursuant                                                  x
      to the PSA
  6.  Available Subordinated Amount has been reduced                                                   x
      to less than the Required Subordinated Amount
  7.  Servicer Default has occurred                                                                    x
  8.  Average monthly payment rate for past three                                                      x
      periods is less than 20%
  9.  Used vehicle percentage exceeds 10% for two                                                      x
      collection periods
 10.  Interest rate swap is terminated in accordance                                                   x
      with its terms
 11.  Outstanding principal amount of the certificates                                                 x
      is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                12/14/00 11:32 AM
Investor Reporting System  v2.7     Monthly Statement                                     11/00 Activity
----------------------------------------------------------------------------



Principal Receivables                                                               Trust Total
                                                                                     -------------------
  Beginning Principal Receivables                                                        $7,925,840,786.94
   Current Floating Allocation Percentage                                                     100.00000000%

  Total Adjusted Principal Collections                                                   $2,931,964,980.58
   Payment Rate                                                                                      36.99%
   Principal Collections                                                                 $2,602,554,681.79
   Principal Collection Adjustments                                                        $329,387,798.79
   Principal Collections for Status Dealer Accounts                                             $22,500.00

  Principal Default Amounts                                                                          $0.00
   As a Percentage of Collections                                                               0.00000000%

  Aggregate New Principal Receivables                                                    $2,190,825,331.42

  Ending Principal Receivables                                                           $7,184,701,137.78
   New Floating Allocation Percentage                                                         100.00000000%

 Interest Collections                                                                Trust Total
                                                                                     -------------------
  Total Interest Collections                                                                $72,162,849.20
   Interest Collections                                                                     $72,162,849.20
   Interest Collections for Status Dealer Accounts                                                   $0.00
   Recoveries on Receivables Written Off                                                             $0.00

  Monthly Yield                                                                                      10.93%

  Used Vehicle Principal Receivables Balance                                               $142,694,134.76
                                                                                                      1.99%

 Status Dealer Accounts                                                              Trust Total
                                                                                     -------------------
  Beginning Balance                                                                            $351,313.59
   Principal Collections                                                                        $22,500.00
   Principal Write Offs                                                                              $0.00
   Interest Collections                                                                              $0.00
  Ending Balance                                                                               $328,813.59

 Subordination and Participation                                                     Trust Total
                                                                                     -------------------
  Incremental Subordinated Amount                                                                    $0.00
   Overconcentration Amount                                                                          $0.00
   Installment Amount                                                                                $0.00
   Other Ineligible Amounts                                                                          $0.00
  Available Subordinated Amount                                                            $278,888,888.89
  Required Subordinated Amount                                                             $278,888,888.89

  Required Participation  4.00%                                                            $100,400,000.00
  Required Participation and Subordinated Amount                                           $379,288,888.89

                       Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                12/14/00 11:32 AM
Investor Reporting System  v2.7     Monthly Statement                                     11/00 Activity
----------------------------------------------------------------------------

  Current Participation Amount                                                           $4,674,701,137.78
   Current Participation Percentage                                                                1232.49%
  Current Participation Shortfall                                                                    $0.00

  Available Seller Collections                                                           $2,052,763,671.02
  Subordinated Draw Amount                                                                           $0.00
  Reserve Fund Deposit                                                                               $0.00
  Available Seller Collections to FCARC                                                  $2,052,763,671.02

                       Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                12/14/00 11:32 AM
Investor Reporting System  v2.7     Monthly Statement                                     11/00 Activity
----------------------------------------------------------------------------


 Series Allocations                                                                  1996-1
                                                                                     -------------------
  Certificates                                                                            $800,000,000.00
   Current Floating Allocation Percentage                                                     10.09356637%

  Total Adjusted Principal collections                                                    $295,939,831.18
  Principal Default Amounts                                                                         $0.00
  Total Interest Collections                                                                $7,283,805.08

 Source and Use of Funds                                                             1996-1
                                                                                     -------------------
   Investor Interest Funding Account Balance                                                $7,283,805.08
   Investment and Net Swap Proceeds                                                          ($750,000.00)
   Reserve Fund Balance                                                                     $2,800,000.00
  Total Investor Collections and Reserve Fund                                               $9,333,805.08

   Certificates Outstanding                                                               $800,000,000.00
   Certificate Rate                                                                                5.5000%
   Days in Interest Period                                                                             30
  Current Interest Due                                                                      $3,666,666.67
  Net Trust Swap Receipts not req. to be paid                                                       $0.00
  Prior months Swap Receipts payable this month                                                     $0.00
  Current Interest Paid                                                                     $3,666,666.67
  Current Interest Shortfall                                                                        $0.00

  Additional Interest Due                                                                           $0.00
  Additional Interest Paid                                                                          $0.00
  Additional Interest Shortfall                                                                     $0.00

  Deferred Interest Due                                                                             $0.00
  Deferred Interest Paid                                                                            $0.00
  Deferred Interest Shortfall                                                                       $0.00

  Servicing Fees Due FMCC  1.00%                                                              $666,666.67
  Servicing Fees Paid                                                                         $666,666.67
  Servicing Fees Shortfall                                                                          $0.00

  Deferred Servicing Fees Due FMCC                                                                  $0.00
  Deferred Servicing Fees Paid                                                                      $0.00
  Deferred Servicing Fees Shortfall                                                                 $0.00

   Reserve Fund Required Amount                                                             $2,800,000.00
  Reserve Fund Deposit (Draw) Amount                                                                $0.00

  Current Investor Default Amount Due                                                               $0.00
  Current Investor Default Amount Paid                                                              $0.00
  Current Investor Default Amount Shortfall                                                         $0.00

  Deferred Investor Default Amount Due                                                              $0.00
  Deferred Investor Default Amount Paid                                                             $0.00
  Deferred Investor Default Amount Shortfall                                                        $0.00

  Asset Composition Premium                                                                         $0.00
  Excess Servicing (Deficiency) Amount                                                      $2,200,471.74

                       Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                12/14/00 11:32 AM
Investor Reporting System  v2.7     Monthly Statement                                     11/00 Activity
----------------------------------------------------------------------------



 Subordination and Participation                                                     1996-1
                                                                                     -------------------
  Incremental Subordinated Amount                                                                   $0.00
  Available Subordinated Amount                                                            $88,888,888.89
  Required Subordinated Amount                                                             $88,888,888.89

  Required Participation  4.00%                                                            $32,000,000.00
  Required Participation and Subordinated Amount                                          $120,888,888.89

  Subordinated Draw Amount                                                                          $0.00
  Reserve Fund Deposit                                                                              $0.00

  Reserve Fund Balance                                                                      $2,800,000.00

  Controlled Distribution Amount                                                                    $0.00
  Principal Funding Account Balance                                                                 $0.00
  Excess Funding Account Balance                                                                    $0.00
  Principal Payment Amont                                                                           $0.00
  Pool Factor                                                                              1.000000000000

  Interest Funding Account Balance                                                         $14,666,666.68
  Interest Payment Date?                                                                                N
  Cum. Net Trust Swap Receipts not req. to be paid                                                  $0.00
  Interest Payment Amount Due                                                                       $0.00
  Interest Payment Amount Paid                                                                      $0.00
  Interest Payment Amount Shortfall                                                                 $0.00

 Distributions to Holders of Certificates                                            1996-1
 (per $1,000 denomination certificate)                                               -------------------
  Total Amount Distributed                                                                    $0.00000000
  Total Amount Allocable to Principal                                                         $0.00000000
  Total Amount Allocable to Interest                                                          $0.00000000

                       Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                12/14/00 11:32 AM
Investor Reporting System  v2.7     Monthly Statement                                     11/00 Activity
----------------------------------------------------------------------------


 Series Allocations                                                                  1996-2
                                                                                     -------------------
  Certificates                                                                            $960,000,000.00
   Current Floating Allocation Percentage                                                     12.11227964%

  Total Adjusted Principal collections                                                    $355,127,797.42
  Principal Default Amounts                                                                         $0.00
  Total Interest Collections                                                                $8,740,566.09

 Source and Use of Funds                                                             1996-2
                                                                                     -------------------
   Investor Interest Funding Account Balance                                                $8,740,566.09
   Investment and Net Swap Proceeds                                                                 $0.00
   Reserve Fund Balance                                                                     $3,360,000.00
  Total Investor Collections and Reserve Fund                                              $12,100,566.09

   Certificates Outstanding                                                               $960,000,000.00
   Certificate Rate                                                                                6.8894%
   Days in Interest Period                                                                             30
  Current Interest Due                                                                      $5,511,504.00
  Net Trust Swap Receipts not req. to be paid                                                 $211,504.00
  Prior months Swap Receipts payable this month                                                     $0.00
  Current Interest Paid                                                                     $5,300,000.00
  Current Interest Shortfall                                                                        $0.00

  Additional Interest Due                                                                           $0.00
  Additional Interest Paid                                                                          $0.00
  Additional Interest Shortfall                                                                     $0.00

  Deferred Interest Due                                                                             $0.00
  Deferred Interest Paid                                                                            $0.00
  Deferred Interest Shortfall                                                                       $0.00

  Servicing Fees Due FMCC  1.00%                                                              $800,000.00
  Servicing Fees Paid                                                                         $800,000.00
  Servicing Fees Shortfall                                                                          $0.00

  Deferred Servicing Fees Due FMCC                                                                  $0.00
  Deferred Servicing Fees Paid                                                                      $0.00
  Deferred Servicing Fees Shortfall                                                                 $0.00

   Reserve Fund Required Amount                                                             $3,360,000.00
  Reserve Fund Deposit (Draw) Amount                                                                $0.00

  Current Investor Default Amount Due                                                               $0.00
  Current Investor Default Amount Paid                                                              $0.00
  Current Investor Default Amount Shortfall                                                         $0.00

  Deferred Investor Default Amount Due                                                              $0.00
  Deferred Investor Default Amount Paid                                                             $0.00
  Deferred Investor Default Amount Shortfall                                                        $0.00

  Asset Composition Premium                                                                         $0.00
  Excess Servicing (Deficiency) Amount                                                      $2,640,566.09

                       Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                12/14/00 11:32 AM
Investor Reporting System  v2.7     Monthly Statement                                     11/00 Activity
----------------------------------------------------------------------------


 Subordination and Participation                                                      1996-2
                                                                                      -------------------
  Incremental Subordinated Amount                                                                   $0.00
  Available Subordinated Amount                                                           $106,666,666.67
  Required Subordinated Amount                                                            $106,666,666.67

  Required Participation  4.00%                                                            $38,400,000.00
  Required Participation and Subordinated Amount                                          $145,066,666.67

  Subordinated Draw Amount                                                                          $0.00
  Reserve Fund Deposit                                                                              $0.00

  Reserve Fund Balance                                                                      $3,360,000.00

  Controlled Distribution Amount                                                                    $0.00
  Principal Funding Account Balance                                                                 $0.00
  Excess Funding Account Balance                                                                    $0.00
  Principal Payment Amont                                                                           $0.00
  Pool Factor                                                                              1.000000000000

  Interest Funding Account Balance                                                          $5,300,000.00
  Interest Payment Date?                                                                                N
  Cum. Net Trust Swap Receipts not req. to be paid                                            $211,504.00
  Interest Payment Amount Due                                                                       $0.00
  Interest Payment Amount Paid                                                                      $0.00
  Interest Payment Amount Shortfall                                                                 $0.00

 Distributions to Holders of Certificates                                              1996-2
 (per $1,000 denomination certificate)                                                 -------------------
  Total Amount Distributed                                                                    $0.00000000
  Total Amount Allocable to Principal                                                         $0.00000000
  Total Amount Allocable to Interest                                                          $0.00000000

                       Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                12/14/00 11:32 AM
Investor Reporting System  v2.7     Monthly Statement                                     11/00 Activity
----------------------------------------------------------------------------

Series Allocations                                                                   1997-1
                                                                                     -------------------
  Certificates                                                                            $750,000,000.00
   Current Floating Allocation Percentage                                                      9.46271847%

  Total Adjusted Principal collections                                                    $277,443,591.73
  Principal Default Amounts                                                                         $0.00
  Total Interest Collections                                                                $6,828,567.26

 Source and Use of Funds                                                             1997-1
                                                                                     -------------------
   Investor Interest Funding Account Balance                                                $6,828,567.26
   Investment and Net Swap Proceeds                                                                 $0.00
   Reserve Fund Balance                                                                     $2,625,000.00
  Total Investor Collections and Reserve Fund                                               $9,453,567.26

   Certificates Outstanding                                                               $750,000,000.00
   Certificate Rate                                                                                6.8881%
   Days in Interest Period                                                                             30
  Current Interest Due                                                                      $4,305,081.25
  Net Trust Swap Receipts not req. to be paid                                                 $164,456.25
  Prior months Swap Receipts payable this month                                                     $0.00
  Current Interest Paid                                                                     $4,140,625.00
  Current Interest Shortfall                                                                        $0.00

  Additional Interest Due                                                                           $0.00
  Additional Interest Paid                                                                          $0.00
  Additional Interest Shortfall                                                                     $0.00

  Deferred Interest Due                                                                             $0.00
  Deferred Interest Paid                                                                            $0.00
  Deferred Interest Shortfall                                                                       $0.00

  Servicing Fees Due FMCC  1.00%                                                              $625,000.00
  Servicing Fees Paid                                                                         $625,000.00
  Servicing Fees Shortfall                                                                          $0.00

  Deferred Servicing Fees Due FMCC                                                                  $0.00
  Deferred Servicing Fees Paid                                                                      $0.00
  Deferred Servicing Fees Shortfall                                                                 $0.00

   Reserve Fund Required Amount                                                             $2,625,000.00
  Reserve Fund Deposit (Draw) Amount                                                                $0.00

  Current Investor Default Amount Due                                                               $0.00
  Current Investor Default Amount Paid                                                              $0.00
  Current Investor Default Amount Shortfall                                                         $0.00

  Deferred Investor Default Amount Due                                                              $0.00
  Deferred Investor Default Amount Paid                                                             $0.00
  Deferred Investor Default Amount Shortfall                                                        $0.00

  Asset Composition Premium                                                                         $0.00
  Excess Servicing (Deficiency) Amount                                                      $2,062,942.26

                       Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                12/14/00 11:32 AM
Investor Reporting System  v2.7     Monthly Statement                                     11/00 Activity
----------------------------------------------------------------------------


 Subordination and Participation                                                     1997-1
                                                                                     -------------------
  Incremental Subordinated Amount                                                                   $0.00
  Available Subordinated Amount                                                            $83,333,333.33
  Required Subordinated Amount                                                             $83,333,333.33

  Required Participation  4.00%                                                            $30,000,000.00
  Required Participation and Subordinated Amount                                          $113,333,333.33

  Subordinated Draw Amount                                                                          $0.00
  Reserve Fund Deposit                                                                              $0.00

  Reserve Fund Balance                                                                      $2,625,000.00

  Controlled Distribution Amount                                                                    $0.00
  Principal Funding Account Balance                                                                 $0.00
  Excess Funding Account Balance                                                                    $0.00
  Principal Payment Amont                                                                           $0.00
  Pool Factor                                                                              1.000000000000

  Interest Funding Account Balance                                                          $8,281,250.00
  Interest Payment Date?                                                                                N
  Cum. Net Trust Swap Receipts not req. to be paid                                            $328,912.50
  Interest Payment Amount Due                                                                       $0.00
  Interest Payment Amount Paid                                                                      $0.00
  Interest Payment Amount Shortfall                                                                 $0.00

 Distributions to Holders of Certificates                                            1997-1
 (per $1,000 denomination certificate)                                               -------------------
  Total Amount Distributed                                                                    $0.00000000
  Total Amount Allocable to Principal                                                         $0.00000000
  Total Amount Allocable to Interest                                                          $0.00000000


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